UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 15, 2016
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 15, 2016, Finjan Holdings, Inc. (the “Company”) issued a press release announcing an update with respect to its subsidiary, Finjan, Inc. (“Finjan”), and Finjan’s second patent infringement suit against Blue Coat Systems, Inc. (“Blue Coat”), Finjan, Inc. v. Blue Coat Systems, Inc. (5:15-cv-03295-BLF, “Blue Coat II”), with the Honorable Beth Labson Freeman presiding. On December 13, 2016, the Court entered its Order (“the Order”) denying Blue Coat’s Motion for Judgment on the Pleadings under 35 U.S.C. § 101 (“the Motion”), filed on September 16, 2016, that asserted claims of Finjan’s U.S. Patent No. 8,677,494 (“the ‘494 Patent”) are invalid for lack of patentable subject matter. The Order concluded that “the asserted claims of the ‘494 patent …contain an inventive concept sufficient to transform [the] claims into patentable subject matter.” The Order can be found on p. 21 of Docket No. 156.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 15, 2016, entitled “District Court Finds Finjan’s ‘494 Patent Claims Against Blue Coat to be Valid.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: December 16, 2016	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer